EXHIBIT 99.1

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.

CASE NUMBER: 06-30602-BJH-11 Chapter 11
rwd, 7/97

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Post Confirmation Quarterly Operating Report, and the Post Confirmation Quarterly Bank Reconcilement and, to the best of my knowledge, these documents are true, correct and complete. Declaration of the preparer (other than responsible party), is based on all information of which preparer has any knowledge.

RESPONSIBLE PARTY:

Original Signature of Responsible Party	/s/ David A. Miller

1/3/2007

Printed Name of Responsible Party	David A. Miller

Title	Senior Vice President & Chief Financial Officer

Date	December 28, 2006

PREPARER:

Original Signature of Preparer

Printed Name of Preparer

Title

Date

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POST CONFIRMATION
QUARTERLY BANK RECONCILEMENT

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 7/97

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING: SEPTEMBER 30, 2006	*** ALL DOLLAR AMOUNTS IN THOUSANDS ***

Bank Reconciliations		Account #1	Account #2	Account #3

A.	Bank	Summary	Summary
B.	Account Number	See Attached
C.	Purpose (Type)	Corporate	Subsidiaries		TOTAL

1.	Balance Per Bank Statement	$13,185	Not Available			NM
2.	Add: Total Deposits Not Credited	$0	Not Available		+	NM
3.	Subtract: Outstanding Checks	($1,997)	Not Available		-	NM
4.	Other Reconciling Items	($171)	Not Available		+ / -	NM
5.	Month End Balance Per Books	$11,018	($4,199)		=	$ 6,819

6.	Number of Last Check Written	See Attached	Not Available

7.	Cash: Currency on Hand	$0	$0		+	$ 0

8.	Total Cash - End Of Month	$11,018	($4,199)		=	$ 6,819

CASH IN: INVESTMENT ACCOUNTS

Bank, Account Name & Number		Date of Purchase	Type of Instrument			Value

9.	Bank of America, -522-1-4 EDW	02/02/06	Money Market		+	$10,022
10.	Bank of America, -506-1-0 EDW*	02/03/06	Money Market (restricted cash) (1)		+	$20,000
11.	BofA, Liquidity Mgmt Acct, -5754	06/30/06	Columbia Treasury Reserve		+	$ 7,644
12.					+	$ 0

13.	Total Cash Investments				=	$37,666

14.	TOTAL CASH	LINE 8 - PLUS LINE 13 = LINE 14****				$44,485

						****
	**** Must tie to Line 4, Quarterly Operating Report

(1) This account represents restricted cash held by Bank of America pursuant to the Company’s revolving credit facility and is classified in other non-current assets on the Company’s Form 10-K for the year ended September 30, 2006.

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Monthly Operating Report
LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.	ACCRUAL BASIS-5

CASE NUMBER: 06-30602-BJH-11 Chapter 11

BANK RECONCILIATIONS - ACCOUNTS 1 - 11

		Account #1	Account #2	Account #3	Account #4	Account #5

A.	BANK:	Bank of America	Bank of America	First American	Amegy	Wells Fargo
B.	ACCOUNT NUMBER:	375-666-2809	375-666-5754	335-519-729	316-474	494-507-3211
C.	PURPOSE (TYPE):	Business Capital	Operating Acct	P/R Tax Escrow	Master Concentration	Master Concentration

1.	BALANCE PER BANK STATEMENT	$6,951	$—	$4,048	$446	$118
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$—	$—	$—	$—	$—
3.	SUBTRACT: OUTSTANDING CHECKS	$—	$—	$—	$—	$—
4.	OTHER RECONCILING ITEMS	$—	$(271)	$—	$—	$—
5.	MONTH END BALANCE PER BOOKS	$6,951	$(271)	$4,048	$446	$118

6.	NUMBER OF LAST CHECK WRITTEN	n/a	n/a	n/a	n/a	n/a

BANK RECONCILIATIONS - ACCOUNTS 1 - 11

		Account #6	Account #7	Account #8

A.	BANK:	Regions Bank	LaSalle	Bank of America
B.	ACCOUNT NUMBER:	78-8700-0154	5800384397	4426201230
C.	PURPOSE (TYPE):	Master Concentration	Master Concentration	BCBS	Total #1 - 8

1.	BALANCE PER BANK STATEMENT	$100	$101	$—	$11,763
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$—	$—	$—	$—
3.	SUBTRACT: OUTSTANDING CHECKS	$—	$—	$—	$—
4.	OTHER RECONCILING ITEMS	$—	$—	$—	$(271)
5.	MONTH END BALANCE PER BOOKS	$100	$101	$—	$11,492

6.	NUMBER OF LAST CHECK WRITTEN	n/a	n/a	n/a	n/a

BANK RECONCILIATIONS - ACCOUNTS 12 - 22

		Account #9	Account #10	Account #11	Account #12

A.	BANK:	JP Morgan Chase	JP Morgan Chase	JPM Chase	Bank of America
B.	ACCOUNT NUMBER:	323-297-692	601-854-698	601-854-706	442-620-1256
C.	PURPOSE (TYPE):	Master Concentration	A/P Account (ZBA)	A/P Account (ZBA)	Payroll (ZBA)

1.	BALANCE PER BANK STATEMENT	$101	$—	$—	$—
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$—	$—	$—	$—
3.	SUBTRACT: OUTSTANDING CHECKS	$—	$(202)	$(398)	$—
4.	OTHER RECONCILING ITEMS	$—	$99	$0	$1
5.	MONTH END BALANCE PER BOOKS	$101	$(102)	$(398)	$1

6.	NUMBER OF LAST CHECK WRITTEN	n/a	7,481	3,361	n/a

BANK RECONCILIATIONS - ACCOUNTS 12 - 22

		Account #14	Account #15	Account #16	Account #17

A.	BANK:	Bank of America	JP Morgan Chase	Wachovia	US Bank
B.	ACCOUNT NUMBER:	0013-9000-0900	601-854-714	2000-0140-45185	4346-84-7728
C.	PURPOSE (TYPE):	Payroll (ZBA) (closed)	A/P	Master Concentration	Master Concentration	Total 9 - 16

1.	BALANCE PER BANK STATEMENT	$—	$—	$829	$492	$1,422
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$—	$—	$—	$—	$—
3.	SUBTRACT: OUTSTANDING CHECKS	$—	$(1,397)	$—	$—	$(1,997)
4.	OTHER RECONCILING ITEMS	$—	$0	$—	$—	$100
5.	MONTH END BALANCE PER BOOKS	$—	$(1,397)	$829	$492	$(474)

6.	NUMBER OF LAST CHECK WRITTEN	n/a	15,078	n/a	n/a	n/a

BANK RECONCILIATIONS - ALL ACCOUNTS

		TOTAL

A.	BANK:
B.	ACCOUNT NUMBER:	All
C.	PURPOSE (TYPE):	Accounts

1.	BALANCE PER BANK STATEMENT	$13,185
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$—
3.	SUBTRACT: OUTSTANDING CHECKS	$(1,997)
4.	OTHER RECONCILING ITEMS	$(171)
5.	MONTH END BALANCE PER BOOKS	$11,018

6.	NUMBER OF LAST CHECK WRITTEN	See Details Above

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE

7.	Bank of America, 220-08522-1-4 EDW	2/2/06	Money Market	$10,022	$10,022
8.	Bank of America, 249-00506-1-0 EDW*	2/3/06	Money Market	$20,000	$20,000
9.	Bank of America, Liquidity Management Account, 3756665754	6/30/06	Columbia Treasury Reserves	$7,644	$7,644

10.	TOTAL INVESTMENTS			$37,666	$37,666

CASH

11.	CURRENCY ON HAND / DEPOSIT IN TRANSIT	$—

12.	TOTAL CASH AT SUBSIDIARIES	$(4,199)

13.	TOTAL CASH - END OF MONTH	$44,485

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POST CONFIRMATION
QUARTERLY OPERATING REPORT

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.	rwd, 7/97

CASE NUMBER: 06-30602-BJH-11 Chapter 11

QUARTER ENDING: SEPTEMBER 30, 2006		ALL DOLLAR AMOUNTS IN THOUSANDS

1.	BEGINNING OF QUARTER CASH BALANCE:			$27,298

	CASH RECEIPTS:

	CASH RECEIPTS DURING CURRENT QUARTER:
	(a).	Cash receipts from business operations	+	$297,260
	(b).	Cash receipts from loan proceeds	+	$0
	(c).	Cash receipts from contributed capital	+	$0
	(d).	Cash receipts from tax refunds	+	$0
	(e).	Cash receipts from other sources	+	$2,578

2.	TOTAL CASH RECEIPTS		=	$299,838

	CASH DISBURSEMENTS:

	(A).	PAYMENTS MADE UNDER THE PLAN:
		(1). Administrative	+	($43)
		(2). Secured Creditors	+	$0
		(3). Priority Creditors	+	($983)
		(4). Unsecured Creditors	+	($481)
		(5). Additional Plan Payments	+	$0
	(B).	OTHER PAYMENTS MADE THIS QUARTER:
		(1). General Business	+	($280,321)
		(2). Other Disbursements	+	($823)

3.		TOTAL DISBURSEMENTS THIS QUARTER	=	($282,651)

4.	CASH BALANCE END OF QUARTER		=
	Line 1 - Plus Line 2 - Minus Line 3 = Line 4			$44,485

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